SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 15, 2003


                         APPLIED DIGITAL SOLUTIONS, INC.
             (Exact name of registrant as specified in its charter)


      MISSOURI                   000-26020                 43-1641533
     --------                    ---------                 ----------
  (State or other          (Commission File No.)          (IRS Employer
  jurisdiction of                                        Identification No.)
  incorporation)


                          400 ROYAL PALM WAY, SUITE 410
                            PALM BEACH, FLORIDA 33480
                    (Address of principal executive offices)

                                  561-805-8000
              (Registrant's telephone number, including area code)


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

The following exhibit is furnished as part of this Current Report on Form 8-K:

         (99.1)            Press Release dated May 15, 2003.



ITEM 9.  Regulation FD Disclosure

On May 15, 2003, Applied Digital Solutions, Inc. issued a press release disclosing its financial results for the quarter ended March 31, 2003, which is set forth as Exhibit 99.1 to this Current Report. The information contained in this report on Form 8-K is being furnished pursuant to Item 12 of Form 8-K as directed by the U.S. Securities and Exchange Commission in Release No. 34-47583.

The information contained in this report on Form 8-K is being furnished pursuant to Item 12 of Form 8-K as directed by the U.S. Securities and Exchange Commission in Release No. 34-47583.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            APPLIED DIGITAL SOLUTIONS, INC.

                                            By:   /s/ Evan C. McKeown
                                               --------------------------------
                                            Name:   Evan C. McKeown
                                            Title:  Senior Vice President and
                                                    Chief Financial Officer


Dated:  May 15, 2003




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                                INDEX TO EXHIBITS


Exhibit Number            Description
--------------            -----------

    99.1                  Copy of Press Release dated May 15, 2003.